SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  December 20, 2002


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                          1-16157                 52-2208601
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(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)           Identification No.)


One Manhattanville Road, Purchase, New York                 10577
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100





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Item 5. Other Events.

        As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. and The New Power Company (collectively, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court").

        Pursuant to an Order, dated December 20, 2002, the Bankruptcy Court approved the Disclosure Statement With Respect to Debtors' First Amended Chapter 11 Plan, dated December 18, 2002 (the "Amended Disclosure Statement"), pursuant to section 1125 of title 11 of the Bankruptcy Code and authorized the Debtors to solicit votes with regard to the acceptance or rejection of the Debtors' First Amended Chapter 11 Plan, dated as of December 16, 2002 (as may be further amended, the "Plan"). A copy of the Amended Disclosure Statement is filed as Exhibit 99.1 to this Form 8-K. The Plan is attached as exhibit 1 to the Amended Disclosure Statement.

        The Bankruptcy Court scheduled a hearing to consider confirmation of the Plan on February 12, 2003 (the "Notice of Confirmation Hearing"). A copy of the Notice of Confirmation Hearing is filed as Exhibit 99.2 to this Form 8-K.


                Cautionary Statement

        The Plan and Disclosure Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Debtors undertake no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibit No.  Description.

99.1    Amended Disclosure Statement
99.2    Notice of Confirmation Hearing


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 30, 2002


                                  NEWPOWER HOLDINGS, INC.


                                  By:     /s/ H. Eugene Lockhart
                                        ---------------------------
                                  Name:   H. Eugene Lockhart
                                  Title:  President & Chief Executive Officer



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                                 EXHIBIT INDEX

               The following exhibits are filed herewith:


Exhibit No.                     Description
-----------                     -----------

99.1    Amended Disclosure Statement
99.2    Notice of Confirmation Hearing


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